UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 20, 2022

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	001-36502	43-0889454
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City,	MO	64106
(Address of principal executive offices)		(Zip Code)

(816) 234-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading symbol(s)	Name of exchange on which registered
$5 Par Value Common Stock	CBSH	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Mr. Andrew C. Taylor retired from the Board of Directors effective April 20, 2022, due to the Company’s mandatory retirement age. Mr. Taylor had been a Board member since 1990 and was the Chairman of the Committee on Governance/Directors and a member of the Executive Committee.

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of shareholders of Commerce Bancshares, Inc. (the Company) was held on April 20, 2022. As of the record date, there were a total of 121,426,655 shares of common stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 106,490,333 shares of common stock were represented in person or by proxy, therefore a quorum was present. The following proposals were submitted by the Board of Directors to a vote of security holders:

(1)Election of five directors to the 2025 Class for a term of three years. Proxies for the meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation in opposition to management’s nominees, as listed in the proxy statement. The five nominees for the five directorships received the following votes:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Earl H. Devanny, III	78,568,697	10,106,110	17,815,526
June McAllister Fowler	88,167,781	507,026	17,815,526
Benjamin F. Rassieur, III	74,452,526	14,222,281	17,815,526
Todd R. Schnuck	87,392,005	1,282,802	17,815,526
Christine B. Taylor-Broughton	88,370,234	304,573	17,815,526

Based on the votes set forth above, the foregoing persons were duly elected to serve as directors for a term expiring at the annual meeting of shareholders in 2025 and until their respective successors have been duly elected and qualified.

Other directors whose term of office as director continued after the meeting were: Terry D. Bassham, John R. Capps, Karen L. Daniel, W. Thomas Grant, II, David W. Kemper, John W. Kemper, Jonathan M. Kemper, and Kimberly G. Walker.

(2)Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for 2022. The proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
103,220,545	2,972,518	297,270	0

Based on the votes set forth above, the appointment of KPMG LLP as the Company's independent registered public accounting firm to serve for 2022 was duly ratified by the shareholders.

(3)Advisory approval of the Company’s executive compensation as disclosed pursuant to Item 402 of Regulation S-K. This proposal, commonly referred to as “Say on Pay,” is required by Section 14A of the Securities Exchange Act. The “Say on Pay” proposal received the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
81,595,371	6,507,478	571,958	17,815,526

Based on the votes set forth above, the non-binding proposal to approve the compensation awarded by the Company to its named executive officers passed.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Paul A. Steiner
Paul A. Steiner
Controller (Chief Accounting Officer)
Date: April 25, 2022